As filed with the Securities and Exchange Commission on February 12, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 12, 2007

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(800) 299-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER ITEMS.

Reference is made to (a) the preliminary prospectus supplement dated February 12, 2007 relating to the offer of Floating Rate Preferred Hybrid Income Term Securities and (b) the preliminary prospectus supplement dated February 12, 2007 relating to the offer of Fixed-to-Floating Rate Preferred Hybrid Income Term Securities, each filed with the Commission on February 12, 2007 in connection with the automatic shelf registration statement on Form S-3 (Nos. 333-133852, 333-133852-08 and 333-133852-07) of Bank of America Corporation (the “Corporation”), BAC Capital Trust XIII (“Trust XIII”) and BAC Capital Trust XIV (“Trust XIV”). The preliminary prospectus supplements describe various securities offered by the Corporation, Trust XIII and Trust XIV, as applicable, under the headings “Description of the HITS,” “Description of the Stock Purchase Contracts” and “Description of the Junior Subordinated Notes.”

Filed herewith as exhibits are the following documents further describing the various securities offered by the Corporation, Trust XIII and Trust XIV: (1) as Exhibits 4.1 and 4.2, forms of the Amended and Restated Declarations of Trust of Trust XIII and Trust XIV, respectively, (2) as Exhibits 4.3 and 4.4, forms of the Thirteenth Supplemental Indenture and the Fourteenth Supplemental Indenture relating to junior subordinated notes to be issued to Trust XIII and Trust XIV, respectively, and (3) as Exhibits 4.5 and 4.6, forms of Stock Purchase Contract Agreements relating to stock purchase contracts to be issued to Trust XIII and Trust XIV, respectively. Each of these exhibits is incorporated by reference into the automatic shelf registration statement described above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
4.1	Form of Amended and Restated Declaration of Trust of BAC Capital Trust XIII, among Bank of America Corporation, as Sponsor, The Bank of New York, as property trustee, The Bank of New York (Delaware), as Delaware Trustee, the Regular Trustees and the holders of Trust Securities

4.2	Form of Amended and Restated Declaration of Trust of BAC Capital Trust XIV, among Bank of America Corporation, as Sponsor, The Bank of New York, as property trustee, The Bank of New York (Delaware), as Delaware Trustee, the Regular Trustees and the holders of Trust Securities

4.3	Form of Thirteenth Supplemental Indenture between Bank of America Corporation and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York

4.4	Form of Fourteenth Supplemental Indenture between Bank of America Corporation and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York

4.5	Form of Stock Purchase Contract Agreement between Bank of America Corporation and BAC Capital Trust XIII, acting through The Bank of New York, as property trustee

4.6	Form of Stock Purchase Contract Agreement between Bank of America Corporation and BAC Capital Trust XIV, acting through The Bank of New York, as property trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ TERESA M. BRENNER
TERESA M. BRENNER
Associate General Counsel

Dated: February 12, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
4.1	Form of Amended and Restated Declaration of Trust of BAC Capital Trust XIII, among Bank of America Corporation, as Sponsor, The Bank of New York, as property trustee, The Bank of New York (Delaware), as Delaware Trustee, the Regular Trustees and the holders of Trust Securities

4.2	Form of Amended and Restated Declaration of Trust of BAC Capital Trust XIV, among Bank of America Corporation, as Sponsor, The Bank of New York, as property trustee, The Bank of New York (Delaware), as Delaware Trustee, the Regular Trustees and the holders of Trust Securities

4.3	Form of Thirteenth Supplemental Indenture between Bank of America Corporation and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York

4.4	Form of Fourteenth Supplemental Indenture between Bank of America Corporation and The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York

4.5	Form of Stock Purchase Contract Agreement between Bank of America Corporation and BAC Capital Trust XIII, acting through The Bank of New York, as property trustee

4.6	Form of Stock Purchase Contract Agreement between Bank of America Corporation and BAC Capital Trust XIV, acting through The Bank of New York, as property trustee